SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported): August 31, 2000
                                                         ------------------




                            COACHMEN INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)





                  1-7160                                35-1101097
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         (Commission File Number)        (I.R.S. Employer Identification Number)



2831 Dexter Drive, Elkhart, Indiana                      46514
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(Address of Principal Executive Offices)               (Zip Code)



                                 (219) 262-0123
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              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

                  On August 31, 2000, the Company, COA Housing Group, Inc., an Indiana corporation and a wholly owned subsidiary of the Company, Delaware Miller Acquisition Corporation, a Delaware corporation, and Miller Building Systems, Inc., a Delaware corporation, executed an Agreement and Plan of Merger, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      EXHIBITS

                  Exhibit
                  Number            Description

                  99.1 Agreement and Plan of Merger dated August 22, 2000 among Miller Building Systems, Inc., COA Housing Group, Inc., Coachmen Industries, Inc. and Delware Miller Acquisition Corporation.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COACHMEN INDUSTRIES, INC.



                                       By:  /s/ Richard M. Lavers
                                          --------------------------------------
                                            Richard M. Lavers
                                            General Counsel & Secretary



Dated:  September 6, 2000